Exhibit 99.1

FOR IMMEDIATE RELEASE Tuesday, October 18, 2016	COMPANY CONTACT: Shannon Okinaka, EVP & CFO - (808) 835-3700 Shannon.Okinaka@HawaiianAir.com INVESTOR RELATIONS CONTACT: Ashlee Kishimoto, Sr. Director - (808) 838-5421 Ashlee.Kishimoto@HawaiianAir.com

MEDIA RELATIONS CONTACT: Alison Croyle, Director - (808) 835-3886 Alison.Croyle@HawaiianAir.com

Hawaiian Holdings Reports 2016 Third Quarter Financial Results

HONOLULU — Hawaiian Holdings, Inc. (NASDAQ: HA) (“Holdings” or the “Company”), parent company of Hawaiian Airlines, Inc. (“Hawaiian”), today reported its financial results for the third quarter of 2016.

Third Quarter 2016 - Key Financial Metrics
	GAAP	YoY Change	Adjusted	YoY Change
Net Income	$102.5M	+$32.4M	$103.1M	+$24.7M
Diluted EPS	$1.91	+$0.76	$1.92	+$0.63
Pre-tax Margin	24.4%	+6.5 pts.	24.6%	+4.6 pts.

“It's been a great quarter in a good year so far. Low fuel prices, strong demand in our geographies and moderate industry capacity growth combined to create a positive environment for our business,” said Mark Dunkerley, Hawaiian Airlines president and CEO. “Our employees have done an outstanding job producing these strong results, and they have my admiration and my thanks.”

Statistical data, as well as a reconciliation of the adjusted non-GAAP financial measures to the equivalent GAAP financial measures, can be found in the accompanying tables.

Liquidity and Capital Resources

As of September 30, 2016, the Company had:

·                  Unrestricted cash, cash equivalents and short-term investments of $694 million.
·                  Outstanding debt and capital lease obligations of $565 million.

The Company made $16 million in pension plan contributions in the third quarter, putting year-to-date contributions at $27 million, significantly in excess of the minimum requirements.

In addition, the Company repurchased approximately 98,000 common shares for approximately $4 million in the third quarter.

Third Quarter 2016 Highlights

Operational

·                  Ranked #1 nationally for on-time performance for the months of June and August 2016 as reported in the U.S. Department of Transportation Air Travel Consumer Report.
·                  Ratified a five year contract with its dispatchers represented by the Transport Workers Union (TWU), which provides for meaningful wage increases.

New routes

·	Launched daily non-stop service between Narita and Honolulu in July.

Product and loyalty

·
Began sales for the newly retrofitted A330 aircraft with a new 278 passenger seat configuration featuring 18 fully lie-flat Premium Cabin seats, 68 Extra Comfort seats and 192 Main Cabin seats on four international routes with service commencing in December.

Fourth Quarter and Full Year 2016 Outlook

The table below summarizes the Company’s expectations for the fourth quarter and full year ending December 31, 2016, expressed as an expected percentage change compared to the results for the quarter ended December 31, 2015 and full year ended December 31, 2015, as applicable.

	Fourth Quarter		Fourth Quarter
Item	2016 Guidance	GAAP Equivalent	2016 Guidance
Cost per ASM Excluding Fuel (a)	Up 2.5% to up 5.5%	Cost per ASM (a)	Up 2.8% to up 6.4%
Operating Revenue Per ASM	Up 0.5% to up 3.5%
ASMs	Up 3% to up 5%
Gallons of jet fuel consumed	Up 4.5% to 6.5%
Economic fuel cost per gallon (b)(c)	$1.50 to $1.60	Fuel cost per gallon (b)	$1.56 to $1.66

	Full Year		Full Year
Item	2016 Guidance	GAAP Equivalent	2016 Guidance
Cost per ASM Excluding Fuel (a)	Up 3.5% to up 4.5%	Cost per ASM (a)	Down 0.1% to down 2.2%
ASMs	Up 3% to up 4%
Gallons of jet fuel consumed	Up 3.5% to up 4.5%
Economic fuel cost per gallon (b)(c)	$1.50 to $1.60	Fuel cost per gallon (b)	$1.39 to $1.49

(a) See Table 4 for a reconciliation of operating expenses to operating expenses excluding aircraft fuel.
(b) Fuel estimates are based on the October 11, 2016 fuel forward curve.
(c) See Table 3 for a reconciliation of actual fuel costs to economic fuel costs.

Investor Conference Call

Hawaiian Holdings’ quarterly earnings conference call is scheduled to begin today (October 18, 2016) at 4:30 p.m. Eastern Time (USA). The conference call will be broadcast live over the Internet. Investors may listen to the live audio webcast on the investor relations section of the Company’s website at www.HawaiianAirlines.com. For those who are not available for the live webcast, the call will be archived for 90 days on the investor relations section of the Company's website.

About Hawaiian Airlines

Hawaiian® has led all U.S. carriers in on-time performance for each of the past 12 years (2004-2015) as reported by the U.S. Department of Transportation. Consumer surveys by Condé Nast Traveler, Travel + Leisure and Zagat have all ranked Hawaiian the highest of all domestic airlines serving Hawai‘i.

Now in its 87th year of continuous service, Hawaiian is Hawai‘i’s biggest and longest-serving airline, as well as the largest provider of passenger air service from its primary visitor markets on the U.S. mainland. Hawaiian offers nonstop service to Hawai‘i from more U.S. gateway cities (11) than any other airline, along with service from Japan, South Korea, China, Australia, New Zealand, American Samoa and Tahiti. Hawaiian also provides approximately 160 jet flights daily between the Hawaiian Islands, with a total of more than 200 daily flights system-wide.

Hawaiian Airlines, Inc. is a subsidiary of Hawaiian Holdings, Inc. (NASDAQ: HA). Additional information is available at HawaiianAirlines.com. Follow updates on Twitter about Hawaiian (@HawaiianAir) and its special fare offers (@HawaiianFares), and become a fan on its Facebook page.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to certain current and future events and financial performance.  Such forward-looking statements include, without limitation, the Company’s expectations regarding cost per available seat mile, cost per available seat mile excluding fuel, available seat miles, gallons of jet fuel consumed, fuel cost per gallon, and economic fuel cost per gallon each for the quarter and full year ending December 31, 2016; the Company's expectations regarding operating revenue per available seat mile for the quarter ending December 31, 2016; and statements as to other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing.  Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements.  These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation, the Company’s ability to accurately forecast quarterly and annual results; economic volatility; macroeconomic developments; political developments; the price and availability of aircraft fuel; fluctuations in demand for transportation in the markets in which the Company operates; the Company’s dependence on tourist travel; labor negotiations and related developments; competitive pressures; foreign currency exchange rate fluctuations; and the Company’s ability to implement its growth strategy and related cost reduction goals.

The risks, uncertainties and assumptions referred to above that could cause the Company’s results to differ materially from the results expressed or implied by such forward-looking statements also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission.  All forward-looking statements included in this document are based on information available to the Company on the date hereof.  The Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

Table 1.
Hawaiian Holdings, Inc.
Consolidated Statements of Operations
(in thousands, except for per share data) (unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2016	2015	% Change	2016	2015	% Change
Operating Revenue:
Passenger	$591,496	$556,929	6.2%	$1,592,095	$1,525,461	4.4%
Other	80,341	74,809	7.4%	225,512	217,852	3.5%
Total	671,837	631,738	6.3%	1,817,607	1,743,313	4.3%
Operating Expenses:
Aircraft fuel, including taxes and delivery	94,818	105,483	(10.1)%	248,516	329,329	(24.5)%
Wages and benefits	141,410	125,884	12.3%	410,936	369,875	11.1%
Aircraft rent	32,891	29,544	11.3%	92,345	86,732	6.5%
Maintenance, materials and repairs	51,812	56,196	(7.8)%	166,901	168,512	(1.0)%
Aircraft and passenger servicing	33,971	30,284	12.2%	93,245	87,948	6.0%
Commissions and other selling	29,480	30,305	(2.7)%	93,936	91,217	3.0%
Depreciation and amortization	27,495	26,061	5.5%	81,629	78,777	3.6%
Other rentals and landing fees	28,926	24,728	17.0%	78,338	70,807	10.6%
Purchased services	25,614	19,458	31.6%	72,889	60,540	20.4%
Other	31,565	29,118	8.4%	94,279	82,319	14.5%
Total	497,982	477,061	4.4%	1,433,014	1,426,056	0.5%
Operating Income	173,855	154,677	12.4%	384,593	317,257	21.2%
Nonoperating Income (Expense):
Interest expense and amortization of debt discounts and issuance costs	(8,539)	(13,506)		(28,453)	(42,742)
Interest income	1,113	691		3,044	2,052
Capitalized interest	719	698		1,407	2,966
Gains (losses) on fuel derivatives	(3,601)	(25,009)		15,421	(28,670)
Loss on extinguishment of debt	—	(54)		(9,993)	(7,296)
Other, net	612	(4,515)		9,884	(9,325)
Total	(9,696)	(41,695)		(8,690)	(83,015)
Income Before Income Taxes	164,159	112,982		375,903	234,242
Income tax expense	61,705	42,953		142,413	89,496
Net Income	$102,454	$70,029		$233,490	$144,746
Net Income Per Share
Basic	$1.92	$1.30		$4.37	$2.67
Diluted	$1.91	$1.15		$4.35	$2.32
Weighted Average Number of Common Stock Shares Outstanding:
Basic	53,427	53,731		53,488	54,266
Diluted	53,588	60,828		53,715	62,481

Table 2.
Hawaiian Holdings, Inc.
Selected Statistical Data (unaudited)

	Three months ended September 30,					Nine months ended September 30,
	2016		2015		% Change	2016		2015		% Change
	(in thousands, except as otherwise indicated)
Scheduled Operations (a) :
Revenue passengers flown	2,916		2,830		2.9%	8,317		8,010		3.8%
Revenue passenger miles (RPM)	4,166,487		3,882,903		7.3%	11,554,522		10,816,530		6.8%
Available seat miles (ASM)	4,887,608		4,660,211		4.9%	13,805,563		13,326,602		3.6%
Passenger revenue per RPM (Yield)	14.20	¢	14.34	¢	(1.0)%	13.78	¢	14.10	¢	(2.3)%
Passenger load factor (RPM/ASM)	85.2%		83.3%		1.9 pt.	83.7%		81.2%		2.5 pt.
Passenger revenue per ASM (PRASM)	12.10	¢	11.95	¢	1.3%	11.53	¢	11.45	¢	0.7%
Total Operations (a) :
Revenue passengers flown	2,918		2,833		3.0%	8,321		8,014		3.8%
Revenue passenger miles (RPM)	4,170,671		3,884,851		7.4%	11,559,795		10,822,970		6.8%
Available seat miles (ASM)	4,894,768		4,663,198		5.0%	13,813,955		13,334,528		3.6%
Operating revenue per ASM (RASM)	13.73	¢	13.55	¢	1.3%	13.16	¢	13.07	¢	0.7%
Operating cost per ASM (CASM)	10.17	¢	10.23	¢	(0.6)%	10.37	¢	10.69	¢	(3.0)%
CASM excluding aircraft fuel (b)	8.23	¢	7.97	¢	3.3%	8.57	¢	8.22	¢	4.3%
Aircraft fuel expense per ASM (c)	1.94	¢	2.26	¢	(14.2)%	1.80	¢	2.47	¢	(27.1)%
Revenue block hours operated	47,534		45,404		4.7%	134,627		131,057		2.7%
Gallons of jet fuel consumed	64,918		61,179		6.1%	182,471		176,175		3.6%
Average cost per gallon of jet fuel (actual) (c)	$1.46		$1.72		(15.1)%	$1.36		$1.87		(27.3)%
Economic fuel cost per gallon (c)(d)	$1.50		$1.95		(23.1)%	$1.53		$2.12		(27.8)%

(a)          Includes the operations of the Company's contract carrier under a capacity purchase agreement.
(b)         See Table 4 for a reconciliation of operating expenses to operating expenses excluding aircraft fuel.
(c)          Includes applicable taxes and fees.
(d) See Table 3 for a reconciliation of actual fuel costs to economic fuel costs.

Table 3.
Hawaiian Holdings, Inc.
Economic Fuel Expense
(in thousands, except per-gallon amounts) (unaudited)

The Company believes that economic fuel expense is the best measure of the effect of fuel prices on its business as it most closely approximates the net cash outflow associated with the purchase of fuel for its operations in a period. The Company defines economic fuel expense as GAAP fuel expense plus (gains)/losses realized through actual cash (receipts)/payments received from or paid to hedge counterparties for fuel hedge derivative contracts settled during the period.

	Three months ended September 30,			Nine months ended September 30,
	2016	2015	% Change	2016	2015	% Change
	(in thousands, except per-gallon amounts)			(in thousands, except per-gallon amounts)
Aircraft fuel expense, including taxes and delivery	$94,818	$105,483	(10.1)%	$248,516	$329,329	(24.5)%
Realized losses on settlement of fuel derivative contracts	2,525	13,777	(81.7)%	30,349	44,921	(32.4)%
Economic fuel expense	$97,343	$119,260	(18.4)%	$278,865	$374,250	(25.5)%
Fuel gallons consumed	64,918	61,179	6.1%	182,471	176,175	3.6%
Economic fuel costs per gallon	$1.50	$1.95	(23.1)%	$1.53	$2.12	(27.8)%

	Estimated three months ending December 31, 2016			Estimated full year ending December 31, 2016
	(in thousands, except per-gallon amounts)			(in thousands, except per-gallon amounts)
Aircraft fuel expense, including taxes and delivery	$94,428	-	$102,346	$336,571	-	$364,556
Realized (gains)/losses on settlement of fuel derivative contracts	(3,500)	-	(3,500)	27,000	-	27,000
Economic fuel expense	$90,928	-	$98,846	$363,571	-	$391,556
Fuel gallons consumed	60,618	-	61,779	242,380	-	244,722
Economic fuel costs per gallon	$1.50	-	$1.60	$1.50	-	$1.60

Table 4.
Hawaiian Holdings, Inc.
Non-GAAP Financial Reconciliation
(in thousands, except per share and CASM data) (unaudited)

The Company evaluates its financial performance utilizing various GAAP, non-GAAP, and other financial measures, including net income, diluted net income per share, CASM, PRASM, RASM, Passenger Revenue per RPM and EBITDAR.  Pursuant to Regulation G, the Company has included the following reconciliation of reported non-GAAP financial measures to comparable financial measures reported on a GAAP basis.  The adjustments are described below:

•
Changes in fair value of derivative contracts, net of tax, are based on market prices for open contracts as of the end of the reporting period. This line item includes the unrealized amounts of fuel and interest rate derivatives (not designated as hedges) that will settle in future periods and the reversal of prior period unrealized amounts. Excluding the impact of these derivative adjustments allows investors to better analyze our operational performance and compare our results to other airlines in the periods presented below.

•
Loss on extinguishment of debt, net of tax, is excluded to allow investors to better analyze the Company's core operational performance and more readily compare its results to other airlines in the periods presented below.

	Three months ended September 30,				Nine months ended September 30,
	2016		2015		2016		2015
	Total	Diluted Per Share	Total	Diluted Per Share	Total	Diluted Per Share	Total	Diluted Per Share
GAAP net income	$102,454	$1.91	$70,029	$1.15	$233,490	$4.35	$144,746	$2.32
Changes in fair value of derivative contracts	1,076	0.02	13,500	0.22	(45,770)	(0.85)	(13,984)	(0.22)
Loss on extinguishment of debt	—	—	54	—	9,993	0.19	7,296	0.11
Tax effect of adjustments	(409)	(0.01)	(5,150)	(0.08)	13,595	0.25	2,581	0.04
Adjusted net income	$103,121	$1.92	$78,433	$1.29	$211,308	$3.94	$140,639	$2.25

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
Income Before Income Taxes, as reported	$164,159	$112,982	$375,903	$234,242
Changes in fair value of derivative contracts	1,076	13,500	(45,770)	(13,984)
Loss on extinguishment of debt	—	54	9,993	7,296
Adjusted Income Before Income Taxes	$165,235	$126,536	$340,126	$227,554

Operating Costs per Available Seat Mile (CASM)
The Company has separately listed in the table below its fuel costs per ASM and non-GAAP unit costs, excluding fuel. These amounts are included in CASM, but for internal purposes the Company consistently uses cost metrics that exclude fuel and non-recurring items (if applicable) to measure and monitor its costs.

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
GAAP operating expenses	$497,982	$477,061	$1,433,014	$1,426,056
Less: aircraft fuel, including taxes and delivery	(94,818)	(105,483)	(248,516)	(329,329)
Adjusted operating expenses - excluding aircraft fuel	$403,164	$371,578	$1,184,498	$1,096,727
Available Seat Miles	4,894,768	4,663,198	13,813,955	13,334,528
CASM - GAAP	10.17 ¢	10.23 ¢	10.37 ¢	10.69 ¢
Less: aircraft fuel	(1.94)	(2.26)	(1.80)	(2.47)
CASM - excluding aircraft fuel	8.23 ¢	7.97 ¢	8.57 ¢	8.22 ¢

	Estimated three months ending December 31, 2016					Estimated full year ending December 31, 2016
GAAP operating expenses	$492,251		-	$519,763		$1,906,923		-	$1,965,474
Less: aircraft fuel, including taxes and delivery	(94,428)		-	(102,346)		(336,571)		-	(364,556)
Adjusted operating expenses - excluding aircraft fuel	$397,823		-	$417,417		$1,570,352		-	$1,600,918
Available Seat Miles	4,523,546		-	4,611,382		18,258,111		-	18,435,374
CASM - GAAP	10.88	¢	-	11.27	¢	10.44	¢	-	10.66	¢
Less: aircraft fuel	(2.09)		-	(2.22)		(1.84)		-	(1.98)
CASM - excluding aircraft fuel	8.79	¢	-	9.05	¢	8.60	¢	-	8.68	¢

Pre-tax margin
The Company excludes unrealized gains from fuel derivative contracts and losses on extinguishment of debt from pre-tax margin for the same reasons as described above.

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
Pre-Tax Margin, as reported	24.4%	17.9%	20.7%	13.4%
Changes in fair value of derivative contracts	0.2%	2.1%	(2.5)%	(0.7)%
Loss on extinguishment of debt	—%	—%	0.5%	0.4%
Adjusted Pre-Tax Margin	24.6%	20.0%	18.7%	13.1%

Leverage ratio
The Company uses adjusted total debt, including aircraft rent, in addition to long-term adjusted debt and capital leases, to represent long-term financial obligations. The Company excludes unrealized (gains) losses from fuel derivative contracts and losses on extinguishment of debt from earnings before interest, taxes, depreciation, amortization and rent (EBITDAR) for the reasons as described above. Management believes this metric is helpful to investors in assessing the Company’s overall debt.

	Twelve months ended
	September 30, 2016
Debt and capital lease obligations	$564,677
Plus: Aircraft leases capitalized at 7x last twelve months' aircraft rent	848,862
Adjusted debt and capital lease obligations	$1,413,539

EBITDAR:
Income Before Income Taxes	$437,349
Add back:
Interest and amortization of debt discounts and issuance costs	41,278
Depreciation and amortization	108,433
Aircraft rent	121,266
EBITDAR	$708,326

Adjustments:
Add: changes in fair value of derivative contracts	(32,802)
Add: loss on extinguishment of debt	14,755
Adjusted EBITDAR	$690,279

Leverage Ratio	2.0	x